UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               January 17, 2000

                                   001-13836
                           (Commission File Number)
                             ---------------------

                            TYCO INTERNATIONAL LTD.
            (Exact name of registrant as specified in its charter)

           Bermuda                                Not applicable
  (State or other jurisdiction                     (IRS Employer
      of Incorporation)                         Identification Number)

              The Zurich Centre, Second Floor, 90 Pitts Bay Road,
                           Pembroke, HM 08, Bermuda
             (Address of registrant's principal executive office)

                                 441-292-8674*
                        (Registrant's telephone number)

                             ---------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


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ITEM 5.   Other Events

          Reference is made to the press release issued by the Registrant on January 17, 2000, the text of which is attached hereto as
Exhibit 99.1, and to the press release issued by the Registrant on January 18, 2000, the text of which is attached hereto as Exhibit 99.2, for descriptions of the events reported pursuant to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c)  Exhibits.

Exhibit Number                             Title

99.1                             Press Release dated January 17, 2000

99.2                             Press Release dated January 18, 2000
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TYCO INTERNATIONAL LTD.

                                        By: /s/ Mark H. Swartz
                                            -------------------
                                            Mark H. Swartz
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Accounting and
                                            Financial Officer)

Date:  January 20, 2000

                                 Exhibit Index

Exhibit Number                    Title

99.1                       Press Release dated January 17, 2000

99.2                       Press Release dated January 18, 2000